                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 15, 2002.
                                                         --------------

           Senior Subordinated Pass Through Certificates Series 2002-A
           -----------------------------------------------------------
               (Exact name of registrant as specified in charter)


         North Carolina           applied for             applied for
  -----------------------------------------------------------------------------
   (State or other jurisdiction  (Commission             (IRS Employer
       of incorporation)          File Number)         Identification No.)


    c/o JPMorgan Chase
    Attention: Craig Kantor
    450 West 33rd Street 14th floor
    New York, NY                                                     10001
  -----------------------------------------------------------------------------
  (Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (212) 946-3651
                                                           ----------------

  -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

           Senior Subordinated Pass Through Certificates Series 2002-A

                                    Form 8-K


Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

     Senior Subordinated Pass Through Certificates Series 2002-A (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2002-A (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on March 15, 2002. Oakwood Acceptance Corporation, LLC, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report.............Exhibit 20.1

Item 6.      Resignations of Registrant's Directors.

             Not Applicable.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             Exhibits

             20.1 Monthly Remittance Report relating to the Distribution Date occurring on March 15, 2002.

Item 8.      Change in Fiscal Year.

             Not Applicable.

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     SENIOR SUBORDINATED PASS
                                                    THROUGH CERTIFICATES SERIES
                                                    2002-A, Registrant



                                      By:  Oakwood Acceptance Corporation, LLC,
                                      as servicer
March 23, 2002
                                                Douglas R. Muir
                                                Vice President

                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                               Numbered Pages
                                                            --------------------

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on March 15, 2002 ..................

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                 REPORT DATE:    03/07/02
OAKWOOD ACCEPTANCE CORPORATION, LLC.- SERVICER          POOL REPORT 1
REMITTANCE REPORT                                       Page 1 of 6
REPORTING MONTH:    28-Feb-2002

                     Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------

   Beginning                                                             Ending
   Principal      Scheduled     Prepaid     Liquidated  Pre-Funding    Principal
    Balance       Principal    Principal     Principal                  Balance
-----------------------------------------------------------------------------------

119,456,468.39   (79,374.85)  (751,140.69)        0.00         0.00  118,624,952.85
===================================================================================

                                                                    Transfer
   Beginning      Scheduled               Scheduled                   From        Amount
   Principal        Group      Servicing  Pass Thru   Liquidation  Prefunding  Available for
    Balance        Interest       Fee      Interest    Proceeds     Account    Distribution
--------------------------------------------------------------------------------------------

119,456,468.39   1,041,057.09  99,546.22  941,510.87         0.00        0.00  1,871,572.63
============================================================================================

                             Prefunding Account
-----------------------------------------------------------------------------
Beginning                  Distribution to   Distribution to       Ending
 Balance       Deposit         Seller       Certificateholders     balance
-----------------------------------------------------------------------------

     0.00   36,950,750.00             0.00                0.00  36,950,750.00
=============================================================================

                           Certificate Account
-------------------------------------------------------------------------

                   Deposits
Beginning   ----------------------                 Investment    Ending
 Balance    Principal    Interest   Distributions   Interest    Balance
-------------------------------------------------------------------------

     0.00   233,269.53  302,221.33           0.00       45.62  535,536.48
=========================================================================

    P&I  Advances at Distribution Date
------------------------------------------

Beginning   (Recovered)  Current   Ending
 Balance    (Advances)   Advances  Balance
------------------------------------------

     0.00          0.00      0.00     0.00
==========================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A              REPORT DATE:     03/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC.- SERVICER       POOL REPORT # 1
REMITTANCE REPORT                                    Page 2 of 6
REPORTING MONTH:    28-Feb-2002

Class B Crossover Test                                                           Test Met?
-------------------------------------------------------------                    ---------

(a) Distribution date on or after September 2006                                     N

(b) Average 60 day Delinquency rate (less than)=  7.0%                            #DIV/0!

(c) Cumulative losses do not exceed the following
percent of the initial principal balance of all Certificates
                      Distribution Date
                      -----------------
        Sep 2006 - Feb 2008                       8.50%                             NA
        Mar 2008 - Feb 2009                       9.75%                             NA
        Mar 2009 - August 2011                    12.75%                            NA
        Sep 2011 and thereafter                   14.50%                            NA

(d) Current realized loss ratio (less than)=       4.00%                              Y

(e) Does subordinated cert. percentage equal or
    exceed                                        62.700%
    of stated scheduled pool balance

        Beginning M balances                                     26,589,000.00
        Beginning B balances                                     16,422,000.00
        Overcollateralization                                     8,603,218.39
                                                                --------------
                                                                 51,614,218.39
        Divided by beginning pool
        balance                                                 119,455,468.39
                                                                --------------
                                                                       43.208%       N
                                                                ==============

Average 60 day delinquency ratio:

                     Over 60s     Pool Balance      %
                    ------------------------------------

Current Mo                 0.00  118,624,952.85   0.00%
1st Preceding Mo           0.00            0.00  #DIV/0!
2nd Preceding Mo           0.00            0.00  #DIV/0!
                                     Divided by     3
                                                 -------
                                                 #DIV/0!
                                                 =======


Cumulative loss ratio:

              Cumulative losses            0.00
                                 --------------
Divided by Initial Certificate
                      Principal  156,406,218.39   0.000%
                                                 =======

Current realized loss ratio:
                    Liquidation       Pool
                         Losses     Balance
                    ---------------------------
Current Mo                 0.00  119,455,468.39
1st Preceding Mo           0.00            0.00
2nd Preceding Mo           0.00            0.00
                    ---------------------------
                           0.00   39,818,489.46
                                                  0.000%
                                                 =======

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A              REPORT DATE:     03/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC.- SERVICER       POOL REPORT # 1
REMITTANCE REPORT                                    Page 3 of 6
REPORTING MONTH:    28-Feb-2002

                                                   Delinquency  Analysis
---------------------------------------------------------------------------------------------------------

                                          31 to 59 days  60 to 89 days  90 days and Over   Total Delinq.
                                          -------------  -------------  ----------------  ---------------
                  No. of    Principal         Principal      Principal         Principal        Principal
                  Loans      Balance      #    Balance   #    Balance   #       Balance   #      Balance
                  ---------------------------------------------------------------------------------------

Excluding Repos    2,157  118,624,952.85   2  67,527.85   0       0.00    0         0.00     2  67,527.85

          Repos        0            0.00   0       0.00   0       0.00    0         0.00     0       0.00
                  ---------------------------------------------------------------------------------------

          Total    2,157  118,624,952.85   2  67,527.85   0       0.00    0         0.00     2  67,527.85
                  =======================================================================================

                                                                                          0.1%      0.06%
                                                                                          ===============

                                    Repossession Analysis
-------------------------------------------------------------------------------
                  Active Repos     Reversal     Current Month
                   Outstanding   (Redemption)       Repos      Cumulative Repos
                  -------------  -------------  -------------  ----------------
                      Principal      Principal      Principal         Principal
                  #    Balance   #    Balance   #    Balance   #       Balance
                  -------------------------------------------------------------

Excluding Repos    0       0.00   0       0.00   0       0.00    0         0.00

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                REPORT DATE:   03/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER        POOL REPORT # 1
REMITTANCE REPORT
REPORTING MONTH:                   28-Feb-2002         Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                                         Liquidated
      Account     Customer                Principal             Sales               Insur.               Total          Repossession
      Number        Name                   Balance            Proceeds              Refunds             Proceeds          Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00

          Net                                                              Net            Current
      Liquidation            Unrecov.            FHA Insurance          Pass Thru       Period Net           Cumulative
       Proceeds              Advances              Coverage             Proceeds       Gain/(Loss)           Gain/(Loss)
--------------------------------------------------------------------------------------------------------------------------
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00
              0.00                                                            0.00            0.00

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                REPORT DATE:   03/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER        POOL REPORT # 1
REMITTANCE REPORT
REPORTING MONTH:                   28-Feb-2002         Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                                            Liquidated
      Account            Customer           Principal         Sales              Insur.              Total          Repossession
      Number               Name              Balance         Proceeds            Refunds            Proceeds          Expenses
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00
                                         -------------------------------------------------------------------------------------------
                                                 -               0.00               0.00                 0.00              0.00
                                         ===========================================================================================


          Net                                                              Net            Current
      Liquidation            Unrecov.            FHA Insurance          Pass Thru       Period Net             Cumulative
        Proceeds             Advances               Coverage             Proceeds       Gain/(Loss)            Gain/(Loss)
--------------------------------------------------------------------------------------------------------------------------
            0.00                                                              0.00            0.00
            0.00                                                              0.00            0.00
            0.00                                                              0.00            0.00
            0.00                                                              0.00            0.00
            0.00                                                              0.00            0.00
            0.00                                                              0.00            0.00
            0.00                                                              0.00            0.00
            0.00                                                              0.00            0.00
            0.00                                                              0.00            0.00
            0.00                                                              0.00            0.00
            0.00                                                              0.00            0.00
            0.00                                                              0.00            0.00
            0.00                                                              0.00            0.00
            0.00                                                              0.00            0.00
            0.00                                                              0.00            0.00
--------------------------------------------------------------------------------------------------------------------------
            0.00                 0.00                0.00                     0.00            0.00                  0.00
==========================================================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A              REPORT DATE:       3/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER     POOL REPORT #
REMITTANCE REPORT
REPORTING MONTH:                  28-Feb-2002        Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

     PRINCIPAL

                                               Beginning           Beginning
Senior              Original Certificate        Certificate      Principal Shortfall   Current Principal        Current
Certificates              Balance                 Balance            Carry-Over               Due            Principal Paid
                   -----------------------------------------------------------------------------------------------------------------
A-1                    36,300,000.00          36,300,000.00                                830,515.54           830,515.54

A-2                    30,600,000.00          30,600,000.00                                      0.00                 0.00

A-3                    13,900,000.00          13,900,000.00                                      0.00                 0.00

A-4                    23,992,000.00          23,992,000.00                                      0.00                 0.00
                   ----------------------------------------------------------------------------------------------------------------
Total Certificate
Principal Balance     104,792,000.00         104,792,000.00                0.00            830,515.54           830,515.54
                   =================================================================================================================

                                              Accelerated
                    Ending Principal           Principal               Ending                         Principal Paid
                    Shortfall Carry-          Distribution           Certificate                        Per $1,000
                          Over                   Amount                Balance        Pool Factor      Denomination
                    ------------------     ----------------------------------------------------------------------------------
A-1                                           141,970.07            35,327,514.39        97.32098%        26.79024

A-2                                                                 30,600,000.00       100.00000%         0.00000

A-3                                                                 13,900,000.00       100.00000%         0.00000

A-4                                                                 23,992,000.00       100.00000%         0.00000

-------------------------------             ------------------------------------
Total Certificate
Principal Balance      0.00                   141,970.07           103,819,514.39
===============================             ====================================


                                                     Beginning            Beginning
Subordinate                Original Certificate     Certificate      Principal Shortfall   Current Principal        Current
Certificates                     Balance              Balance            Carry-Over               Due            Principal Paid
------------------------------------------------------------------------------------------------------------------------------------
M-1                            16,423,000.00      16,423,000.00                  0.00                0.00                 0.00
M-1 Outstanding Writedown                                  0.00

M-2                            10,166,000.00      10,166,000.00                  0.00                0.00                 0.00
M-2 Outstanding Writedown                                  0.00

B-1                             7,429,000.00       7,429,000.00                  0.00                0.00                 0.00
B-1 Outstanding Writedown                                  0.00

B-2                             8,993,000.00       8,993,000.00                  0.00                0.00                 0.00
B-2 Outstanding Writedown                                  0.00

Excess Asset Principal Balance  8,603,218.39       8,603,218.39
                               -----------------------------------------------------------------------------------------------------
Total Excluding
Writedown Balances             51,614,218.39      51,614,218.39                  0.00                0.00                 0.00
                              ======================================================================================================
All Certificates Excluding
Writedown Balances            156,406,218.39     156,406,218.39                  0.00          830,515.54           830,515.54
                              ======================================================================================================

                                                                      Accelerated
                               Ending Principal      Current           Principal         Ending                      Principal Paid
                               Shortfall Carry-     Writedown/       Distribution      Certificate                     Per $1,000
                                    Over            (writeup)            Amount          Balance      Pool Factor     Denomination
                              -----------------------------------------------------------------------
M-1                                      0.00                                         16,423,000.00      100.00000%        0.00000
M-1 Outstanding Writedown                              0.00                                    0.00

M-2                                      0.00                                         10,166,000.00      100.00000%        0.00000
M-2 Outstanding Writedown                                                                      0.00

B-1                                      0.00                                          7,429,000.00      100.00000%        0.00000
B-1 Outstanding Writedown                              0.00                                    0.00

B-2                                      0.00                                          8,993,000.00      100.00000%        0.00000
B-2 Outstanding Writedown                              0.00                                    0.00

Excess Asset Principal Balance                                       (141,970.07)      8,745,188.46
                              -----------------------------------------------------------------------
Total Excluding
Writedown Balances                       0.00          0.00          (141,970.07)     51,756,188.46
                              =======================================================================
All Certificates Excluding
Writedown Balances                       0.00          0.00                 0.00     155,575,702.85
                              =======================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                  REPORT DATE: 01/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER          POOL REPORT 1
REMITTANCE REPORT
REPORTING MONTH                        28-Feb-2002       Page 6 of 6

CERTIFICATE INTEREST ANALYSIS


                                          Beginning                                                         Ending
Senior                                    Carryover              Interest            Interest            Carryover
Certificates             Coupon             Balance               Accrued                Paid              Balance
                        ------------------------------------------------------------------------------------------
A-1                     2.10000%               0.00             31,762.50           31,762.50                 0.00
A-2                        5.01%               0.00            127,755.00          127,755.00                 0.00
A-3                        6.03%               0.00             69,847.50           69,847.50                 0.00
A-4                        6.97%               0.00            139,353.53          139,353.53                 0.00
A-I0                       6.00%               0.00            130,500.00          130,500.00                 0.00
                        ------------------------------------------------------------------------------------------
Total                                          0.00            499,218.53          499,218.53                 0.00
                        ==========================================================================================

                        ------------------------------------------------------------------------------------------
                                          Beginning                                                         Ending
Subordinate                               Carryover              Interest            Interest            Carryover
Certificates             Coupon             Balance               Accrued                Paid              Balance
                        ------------------------------------------------------------------------------------------
M-1                        7.76%               0.00            106,202.07          106,202.07                 0.00
Writedown interest                             0.00                  0.00                0.00                 0.00

M-2                        8.50%               0.00             72,009.17           72,009.17                 0.00
Writedown interest                             0.00                  0.00                0.00                 0.00

B-1                        8.50%               0.00             52,622.08           52,622.08                 0.00
Writedown interest                             0.00                  0.00                0.00                 0.00

B-2                        8.85%               0.00             66,116.24           66,116.24                 0.00
Writedown interest                             0.00                  0.00                0.00                 0.00
Certificateholders
 Interest Carryover
 Amount                                        0.00                207.14              207.14                 0.00


X                                              0.00            141,970.07                0.00           141,970.07

R                                              0.00                  0.00                0.00                 0.00

Service fee              1.0000%               0.00             99,546.22           99,546.22                 0.00

Current trustee fees                                             3,165.57            3,165.57                 0.00
                        ------------------------------------------------------------------------------------------
Total                                          0.00            541,838.56          399,868.49           141,970.07
                        ==========================================================================================
All Certificates                               0.00          1,041,057.09          899,087.02           141,970.07
                        ==========================================================================================



                          Interest
                          Paid Per
Senior                     $1,000           Total Class
Certificates            Denomination        Distribution
                        --------------------------------
A-1                          0.87500        1,004,248.11

A-2                          4.17500          127,755.00

A-3                          5.02500           69,847.50

A-4                          5.80833          139,353.53

A-I0                                          130,500.00
                                            ------------
Total                                       1,471,704.14
                                            ============



                          Interest
                          Paid Per
Subordinate                $1,000           Total Class
Certificates            Denomination        Distribution
                        --------------------------------

M-1                          6.46667          106,202.07
Writedown interest

M-2
Writedown interest           7.08333           72,009.17

B-1
Writedown interest           7.08333           52,622.08

B-2                          7.37500           66,323.38
Writedown interest
Certificateholders
 Interest Carryover
 Amount


X                                                   0.00

R                                                   0.00

Service fee                                    99,546.22

Current trustee fees                            3,165.57
                                            ------------

Total                                         399,868.49
                                            ============

All Certificates                            1,871,572.63
                                            ============

Cumulative X Interest Carryover               141,970.07
Cumulative Accelerated Price Debt            (141,970.07)
                                            ============
Cumulative Lease                                   (0.00)
                                            ============